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                                                                 Exhibit (23)(a)

                         CONSENT OF INDEPENDENT AUDITORS





         We consent to the incorporation by reference in this Registration Statement of The Lubrizol Corporation on Form S-8 of our report dated February 3, 2000, incorporated by reference in the Annual Report on Form 10-K of The Lubrizol Corporation for the year ended December 31, 1999.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Cleveland, Ohio
July 26, 2000